EFH Corp. Q1 2011 Investor Call April 29, 2011 Exhibit 99.2

1
Safe Harbor Statement
Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the
Securities and Exchange Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely correlated to natural gas prices; any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lenders under the commodity collateral posting facility to perform their respective obligations; or any other unforeseen event that results in the inability to continue to use a first lien on TCEH’s assets to secure a substantial portion of the hedges under the long-term hedging program.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Q&A Financial and Operational Overview Q1 2011 Review Paul Keglevic Executive Vice President & CFO

Consolidated: reconciliation of GAAP net income to adjusted (non-GAAP) operating results
Q1 10 vs. Q1 11 ; $ millions, after tax
1
Q1 10 reflects $9 million of debt extinguishment gains offset by an $8 million deferred income tax charge recorded as a result of health care legislation passed in 2010 by the U.S. Congress.
EFH Corp.
Adjusted (Non-GAAP) Operating Results
3
Factor Q1 10 Q1 11 Change
EFH Corp. GAAP net income (loss) 355 (362) (717)
Items excluded from adjusted (non-GAAP) operating results (after tax) - noncash:
Unrealized commodity-related mark-to-market net (gains) losses (639) 203 842
Unrealized mark-to-market net (gains) losses on interest rate swaps 70 (92) (162)
Gain related to counterparty bankruptcy settlement - (14) (14)
Other (noncash)

(1) - 1
EFH Corp. adjusted (non-GAAP) operating loss (215) (265) (50)

Description/Drivers
Better (Worse)
Than
Q1 10
Competitive business¹:
Lower net margin from commodity hedge prices, asset management and retail activities (46)
Impact of winter weather event (17)
Lower retail consumption primarily due to milder weather (13)
(12)
Net lower production from legacy baseload generation units (6)
Impact of new lignite-fueled generation units 18
Lower amortization of intangibles arising from purchase accounting 6
Contribution margin     (70)
Higher depreciation reflecting the placement in service of new lignite-fueled generation units and ongoing investment in the existing generation fleet (17)
Higher operating costs reflecting new lignite-fueled generation units (6)
Lower net interest expense driven by liability management program 35
Lower retail bad debt expense 14
Lower accrued interest on uncertain income tax positions (included in income tax expense) 8
All other - net (1)
Total change - Competitive business (37)
Regulated business:
Lower consumption primarily due to milder weather (10)
Higher depreciation reflecting infrastructure investment (7)
Higher operating costs (6)
Higher revenues from transmission rate and distribution tariff increases and growth in points of delivery 13
All other - net (3)
(13)
Total change in EFH Corp. adjusted (non-GAAP) operating results (50)
Consolidated key drivers of the change in (non-GAAP) operating results
Q1 10 vs. Q1 11; $ millions, after tax
EFH Corp.
Adjusted (Non-GAAP) Operating Results Key Drivers (after tax)
1
Competitive business consists of Competitive Electric segment and Corp. & Other.

Higher fuel costs at legacy baseload units due to increased coal transportation expenses and higher uranium and conversion costs
  Total change - Regulated business (~80% owned by EFH Corp.)

EFH Corp. Adjusted EBITDA (Non-GAAP)
1
See Appendix for Regulation G reconciliations and definition. Includes $10 million and $10million in Q1 10 and Q1 11, respectively, of Corp. & Other Adjusted EBITDA.
EFH Corp. Adjusted EBITDA (non-GAAP)
1
Q1 10 vs. Q1 11; $ millions
Q1 11
Q1 10
1,166
1,263
805
891
351
362
TCEH
Oncor
5
8%
10%
3%
Q1 performance was largely driven by the same key drivers impacting adjusted (non-GAAP)
operating results.

6
Luminant Operational Results

Nuclear-fueled generation; GWh
Coal-fueled generation; GWh
3,591
Q1 10
12,818
13,966
Sandow 5 & Oak Grove
Legacy coal-fueled plants
Q1 11 Q1 10
5,013
5,206
Q1 11
2%
1
Q1 2011 Nuclear Plant Results
Solid safety performance
Higher generation due to improved
reliability
Top decile industry performance for
reliability and cost
4%
2,223
Q1 2011 Coal-Fueled Plant Results
New plants collectively operated at ~75%
capacity factor
Lower legacy coal-fueled generation due
to increased economic backdown
partially offset by improved performance
Top quartile industry performance
10,595 10,375
1
Variance does not include generation from Sandow 5 and Oak Grove 1 & 2.

TXU Energy Operational Results

Total residential customers
End of period, thousands
Retail electricity sales volumes by customer class;
GWh
1,771
1,739
1
SMB – small business
2
LCI - large commercial and industrial
3
Latest twelve months
SMB
1
LCI
2
Residential
Q1 10
12,220
Q1 10 Q4 10
6%
LTM
5,944
3,519
1,982
Q1 11 Q1 11
1,739
1,849
2%
QTR
6,719
3,259
1,766
10,969
Q1 11
Q1 2011 Results
Lower residential sales volumes
driven by lower customer counts and
milder weather
Customer counts and volumes reflect
competitive intensity and TXU Energy
focus on brand proposition and
margin discipline
Launch of Texas-based call center
locations and enhanced customer
experience utilizing online tools
10%
3

15,555
16,500
10,217
11,057
Oncor Operational Results
Electric energy billed volumes
3
; GWh
Q1 11
Q1 10
Q1 11
1 AMS – Advanced Metering System
2 CREZ – Competitive Renewable Energy Zone
3 On average, billed volumes are on an approximate 17-day calendar lag; therefore, amounts shown reflect partial impacts from prior quarters
4 SMB
–
small business; LCI
–
large commercial and industrial
5 Latest twelve months
Residential
SMB & LCI
4
26,612
3,154
3,181
1%
LTM
5
Electricity distribution points of delivery
End of period, thousands of meters
Q1 11 Q4 10
3,171
3,181
26,717
Q1 10
Q1 2011 Results
Lower residential volumes principally due
to milder winter weather in Q1 11
compared to Q1 10
Higher SMB & LCI energy volumes due to
improved economy
Execution of AMS
1
plan – ~121,000
advanced meters installed during Q1
11; over 1.6 million installed through
March 31, 2011
All 14 Certificates of Convenience and
Necessity (CCNs) approved by the
Public Utility Commission of Texas
(PUCT) for CREZ
2
transmission projects
6%
8%

2,700
1,680
903
1,250
248
1,002
1,330
Facility Limit LOCs/Cash Borrowings Availability
EFH Corp. Liquidity Management
As of March 31, 2011
9
Cash and Equivalents
TCEH Letter of Credit Facility
1
TCEH Revolving Credit Facility
2
1,905
3,950
1 Facility to be used for issuing letters of credit for general corporate purposes. Cash borrowings of $1.250 billion were drawn on this facility in October 2007, and except for $115 million related to a letter of credit drawn in June 2009, have been retained as restricted cash.  Outstanding letters of credit are supported by the restricted cash.
2 Facility availability includes $112 million of undrawn commitments from a subsidiary of Lehman Brothers that is in bankruptcy.  These funds are only available from the fronting banks and the swingline lender, and exclude $117 million of requested draws not funded by the Lehman subsidiary.
EFH Corp. (excluding Oncor) available liquidity
As of 3/31/11; $ millions
3,258
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated short-term needs, but will continue to monitor market conditions to ensure financial flexibility.

657
1,397
2,054
914
336
1,250
955
Facility Limit LOCs/Cash Borrowings Availability
EFH Corp. Liquidity Management
As of April 19, 2011
10
Cash and Equivalents
TCEH Letter of Credit Facility
1
TCEH Revolving Credit Facility
1,571
3,304
1 Facility to be used for issuing letters of credit for general corporate purposes. Cash borrowings of $1.250 billion were drawn on this facility in October 2007, and except for $115 million related to a letter of credit drawn in June 2009, have been retained as restricted cash.  Outstanding letters of credit are supported by the restricted cash.
EFH Corp. (excluding Oncor) available liquidity
As of 4/19/11; $ millions
2,688
The decline in liquidity is largely driven by the fees for the amend and extend transaction which will be largely offset by the prepayment of the TCEH term loan amortization for 2011 - 2014.

11 11 11
Commodity Prices
Commodity Units Q1 11 Actual Q1 10 Actual
BOY 11E¹
NYMEX gas price $/MMBtu $4.16 $5.15 $4.57
HSC gas price $/MMBtu $4.11 $5.09 $4.51
7x24 market heat rate (HSC)
3,6
MMBtu/MWh 9.36 7.70 8.51
North Hub 7x24 power price
6
$/MWh $39.11 $39.22 $38.31
TCEH weighted avg. hedge price
4
$/MMBtu $7.94 $8.06 $7.45
Gulf Coast ultra-low sulfur diesel $/gallon $2.82 $2.06 $3.18
PRB 8400 coal $/ton $11.46 $8.08 $11.06
LIBOR interest rate
5
percent 0.46% 0.40% 0.61%
Commodity prices
Q1 11, Q1 10 and BOY 11E; mixed measures
1
BOY 11 estimate based on commodity prices as of 03/31/11 for April 1, 2011 through December 31, 2011.
2
Based on NYMEX forward curve.
3
Based on ERCOT market clearing price for North Hub power  for 2011 and ERCOT market clearing price for North Zone for 2010.
4
Weighted average prices in the TCEH long-term natural gas hedging program.  Based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).
5
The index for the settled value is a 6-month LIBOR rate.
6
Excluding the volatile pricing that occurred in early February 2011 (2 & 3 ), North Hub 7X24 power prices averaged approximately $30.20/MWh and the 7X24 market heat rate averaged 7.35 MMBtu/MWh during Q1 10.
2
nd
rd

12 12
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
03/31/11 vs. 12/31/10; mixed measures, pre-tax
Factor Measure 2011 2012 2013 2014 2015
Total or
Avg.
12/31/10
Natural gas hedges mm MMBtu ~220 ~398 ~282 ~149 0 ~1,050
Wtd. avg. hedge price $/MMBtu ~$7.56 ~$7.36 ~$7.19 ~$7.80 N/A
Natural gas prices $/MMBtu ~$4.55 ~$5.08 ~$5.33 ~$5.49 ~$5.64
Cum. MtM gain at 12/31/10
2
$ billions ~$1.2 ~$1.1 ~$0.5 ~$0.4 N/A ~$3.2
03/31/11
Natural gas hedges
3
mm MMBtu ~150 ~398 ~274 ~149 0 ~971
Wtd. avg. hedge price
1
$/MMBtu ~$7.45 ~$7.36 ~$7.19 ~$7.80 N/A
Natural gas prices $/MMBtu ~$4.57 ~$5.06 ~$5.41 ~$5.73 ~$6.08
Cum. MtM gain at 03/31/11
2
$ billions ~$0.8 ~$1.1 ~$0.5 ~$0.4 N/A ~$2.8
Q1 11 MtM (loss) gain $ billions ~$(0.4) ~$0 ~$0 ~$0 N/A ~$(0.4)
1
Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).  Where collars are reflected, sales price represents the collar floor price.  3/31/11 prices for 2011 represent April 1, 2011 through
December 31, 2011 values.
2
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for rebalancing) and natural gas basis deals.
3
As of 3/31/11, 2011 represents April 1, 2011 through December 31, 2011 volumes. Where collars are reflected, the volumes are estimated based on the notional position of the derivatives that provide downside price protection.  The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 110 million MMBtu in 2014.
TCEH has hedged approximately 48% of its estimated Henry Hub-based natural gas price exposure from May 1, 2011  through December 31, 2015.  More than 95% of the NG Hedges are supported directly by a first lien or by the TCEH Commodity Collateral Posting Facility.

223
131
35
8 0
127
108
290
274
149
10
70
305
445
610
360
599 614 602 610
BAL 11 2012 2013 2014 2015
13 13
TCEH Natural Gas Exposure
TCEH Natural Gas Position
11-14
1
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
1
As of 03/31/11. Balance of 2011 is from May 1, 2011 to December 31, 2011. Assumes conversion of electricity positions based on a ~8.0 heat rate with natural gas generally being on the margin ~75-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated).
2
Includes estimated retail/wholesale effects.  2011 position includes ~8 million MMBtu of short gas positions associated with proprietary trading positions; excluding these positions,
2011 position is ~95% hedged.
100% Hedge Level
Factor Measure BAL 11 2012 2013 2014 2015
Total or
Average
Natural gas hedging program
million
MMBtu ~127 ~398 ~274 ~149 ~0 ~948
TXUE and Luminant net
positions
million
MMBtu ~223 ~131 ~35 ~8 ~2 ~399
Overall estimated percent of
total NG position hedged percent ~97% ~88% ~50% ~26% ~0% ~48%
TXUE and Luminant Net Positions
2
Hedges Backed by CCP
TCEH has hedged approximately 48% of its estimated Henry Hub-based natural gas price exposure from May 1, 2011  through December 31, 2015.  More than 95% of the NG Hedges are supported directly by a first lien or by the TCEH Commodity Collateral Posting Facility.

14 14 14
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
March 31, 2011 Change
BOY 11E
Impact
$ millions
7X24 market heat rate (MMBtu/MWh)
2
>85 0.1 MMBtu/MWh ~4
NYMEX gas price ($/MMBtu)
3
>95 $1/MMBtu ~10
Texas gas vs. NYMEX Henry Hub price ($/MMBtu)
3,4
~95 $0.10/MMBtu ~2
Diesel ($/gallon)
5
>95 $1/gallon ~1
Base coal ($/ton)
6
>95 $2/ton ~1
Generation operations
Baseload generation (TWh) n.a. 1 TWh ~15
Retail operations FY 2011
Residential contribution margin ($/MWh) 20 TWh $1/MWh ~20
Residential consumption 20 TWh 1% ~6
Business markets consumption 16 TWh 1% ~2
Impact on EFH Corp. Adjusted EBITDA
11E; mixed measures
The majority of 2011 commodity-related risks are significantly mitigated.
1
2011 estimate based on commodity positions as of 03/31/11, net of long-term hedges and wholesale/retail effects, excludes gains and losses incurred prior to March 31, 2011.  See
Appendix for definition.
2
Simplified representation of heat rate position in a single TWh position.  In reality, heat rate impacts are differentiated across plants and respective pricing periods: baseload (linked primarily to changes in North Hub 7x24), natural gas plants (primarily North Hub 5x16) and wind (primarily West Hub7x8).
3
Assumes conversion of electricity positions based on a ~8.0 market heat rate with natural gas generally being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
4
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel (HSC) gas price sensitivity as a proxy for Texas gas price.
5
Includes positions related to fuel surcharge on rail transportation.
6
Excludes fuel surcharge on rail transportation.
1

2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021+
Current EFH Maturity Profile
As of March 31, 2011
EFH Corp. debt maturities¹
(excluding Oncor), 2011-2021 and thereafter
As of 3/31/11; $ millions
1,209
19,313
11
4,104
267
3,165
1,406
935
3,250
1,067
2,180 1,029
1,494
1,571
15
251
903
3,189
1,428
975
19,800
2
594
1
Includes amortization of the $16.5 billion Initial Term Loan, $4.1 billion Delayed Draw Term Loan and excludes unamortized discounts and premiums.
2
Excludes the Deposit Letter of Credit Facility maturing in 2014.
TCEH-1    Lien EFH Corp EFCH TCEH-LBO EFIH 1    Lien TCEH-Revolver TCEH-Other/PCRBs TCEH-2      Lien
$1,250 million LOC Facility
expires in 2014
$2,700 million Revolving Credit
Facility expires in 2013
st
nd
st

EFH Maturity Profile
March 31, 2011 Pro Forma for Recent Transactions
EFH Corp. debt maturities¹ (excluding Oncor), 2011-2021 and thereafter
As of 3/31/11; $ millions (Pro Forma for Recent Transactions²)
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021+
4,267³
3,165
11
4,510
5,000
2,180
1,750
1,067
1,029
1,494
1,571
15,035
46
1,406
1,759
267
3,815
3,343
181
440
1
Includes amortization of the $15.4 billion Term Loan/DDTL facility beginning in Q4 2014 and excludes unamortized discounts and premiums.
2
Includes transactions closed through 4/25/11
:
(1) TCEH amendment and extension of a portion of the 1 Lien Secured Credit Facilities, and (2) private exchanges of EFIH
2 Lien Notes for EFH Cash Pay, PIK Toggle and 2014 Legacy Notes.
3
Excludes the Deposit Letter of Credit Facility maturing in 2014 and 2017.
543
15,617³
406
TCEH-1 Lien EFH Corp EFCH TCEH-LBO EFIH 1 Lien TCEH-Revolver TCEH-Other/PCRBs TCEH-2 Lien EFIH 2 Lien
April 2011 Amend & Extend Transaction:
• of $1,020 million of TCEH Deposit Letter of
Credit Loans extended from October 2014 to October 2017
($42 million remains due in 2014)
•Maturity
of $1,414 million of the capacity under the TCEH
Revolving Credit Facility extended from October 2013 to
October 2016 ($640 million remains due in October 2013)
April 2011 TCEH 1 Lien Issuance:
•
issued $1,750 million of 11.50% Sr. Secured 1 Lien
Notes due 2020, and used the majority of the proceeds to:
–
Repay $770 million of borrowings under the TCEH
Term Loan (inc. $51 million of March 31, 2011
amortization payment);
–
Repay $188 million of TCEH Deposit Letter of Credit
Loans;
–
Repay $646 million of borrowings under the TCEH
Revolving Credit Facility (with corresponding
commitment reduction)
April 2011 EFIH 2 Lien Issuance:
• issued $406 million of 11.00%
Sr. Secured 2 Lien Notes due 2021 in
exchange for $163 million of EFH Cash Pay
Notes, $229 million of EFH Toggle Notes and
$36 million of EFH 5.55% Series P Senior
Notes
16
st
st
nd
nd
nd
nd st
st
nd
st
Maturity
TCEH
EFIH

17 Today’s Agenda John Young President & CEO Financial and Operational Overview Q1 2011 Review Q&A

18 Today’s Agenda EFH Corp. Senior Executive Team Financial and Operational Overview Q1 2011 Review Q&A

19 Questions & Answers

20 Appendix – Additional Slides and Regulation G Reconciliations Appendix

Currently Installed
1
Environmental Control Equipment At
Luminant Coal Units
Coal Unit
Capacity
(MW)
FGD
(Scrubber)
Activated
Carbon
Injection
ESP
4
SNCR
5
SCR
5
Bag-
house
4
Oak Grove 1 800
Oak Grove 2 800
Sandow 4 557
Sandow 5 580
Martin Lake 1 750
Martin Lake 2 750
Martin Lake 3 750
Monticello 1 565
Monticello 2 565
Monticello 3 750
Big Brown 1 575
Big Brown 2 575
Currently installed
1
There is no assurance that the currently installed control equipment will satisfy the requirements under any change to applicable law or any future Environmental Protection Agency or
Texas Commission on Environmental Quality regulations.
2
FGD refers to flue gas desulfurization systems that reduce SO2 emissions with co-benefits of other emissions reductions.
3
Activated carbon injection systems reduce mercury emissions.
4
ESP refers to electro-static precipitation systems .  ESP and bag-house systems reduce particulate emissions with co-benefits of other emissions reductions.
5
SNCR refers to selective non-catalytic reduction systems.  SCR refers to selective catalytic reduction systems.  Both systems reduce NOx emissions.
2
3

Financial Definitions
Measure Definition
Adjusted (non-GAAP)
Operating Results
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.
These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.  EFH uses adjusted (non-GAAP) operating results as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings (losses).
Adjusted EBITDA
(non-GAAP)
EBITDA adjusted to exclude interest income, noncash items, unusual items, income from discontinued operations and other adjustments allowable under the EFH senior secured notes indenture.  Adjusted EBITDA plays an important role in respect of certain covenants contained in this indenture.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations,
Adjusted EBITDA may not be comparable to similarly titled measures of other companies.  See EFH’s filings with the SEC for a detailed reconciliation of EFH’s net income prepared in accordance with GAAP to Adjusted EBITDA.
Competitive Business
Results
Refers to the combined results of the Competitive Electric segment and Corporate & Other.
Contribution Margin (non-
GAAP)
Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
EBITDA
(non-GAAP)
Net income (loss) before interest expense and related charges, income tax expense (benefit) and depreciation and amortization.
GAAP Generally accepted accounting principles.
Purchase Accounting The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values.
The excess of the purchase price over the fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and amortization and interest expense in the income statement.
Regulated Business
Results
Refers to the results of Oncor and the Oncor ring-fenced entities.

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2010 and 2011
$ millions
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits not recognized in net income due to purchase accounting.
2
Impairment of assets includes impairments of land.
3
Represents amounts recorded under stock-based compensation accounting standards and excludes capitalized amounts.
4
Includes incentive compensation expenses and professional fees primarily for retail billing and customer care systems enhancements.
5
Includes costs related to the 2007 merger and abandoned strategic transactions, the Sponsor Group management fee, outsourcing transition costs, administrative costs related to the cancelled program to develop coal-fueled facilities, and costs related to certain growth initiatives.
6
Includes gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty and reversal of certain liabilities accrued in purchase accounting.
7
Reflects noncapital outage costs.
Factor Q1 10 Q1 11
Net income (loss) attributable to EFH Corp. 355 (362)
Income tax (benefit) expense 203 (215)
Interest expense and related charges 954 643
Depreciation and amortization 342 369
EBITDA 1,854 435
Adjustments to EBITDA (pre-tax):
Oncor distributions/dividends 30 16
Interest income (10) (2)
Amortization of nuclear fuel 37 37
Purchase accounting adjustments 56 50
Impairment of assets and inventory write-down 1 -
Net gain on debt exchange offers (14) -
Equity in earnings of unconsolidated subsidiary (63) (50)
Unrealized net (gain) loss resulting from hedging transactions (993) 316
Amortization of ”day one” net loss on Sandow 5 power purchase agreement (5) -
Noncash compensation expense 9 -
Severance expense 3 3
Transition and business optimization costs
4
- 5
Transaction and merger expenses
5
13 9
Restructuring and other
6
(10) (25)
Expenses incurred to upgrade or expand a generation station
7
23 36
EFH Corp. Adjusted EBITDA per Incurrence Covenant 931 830
Add back Oncor adjustments 332 336
EFH Corp. Adjusted EBITDA per Restricted Payments Covenant 1,263 1,166
1
2
3

1

Table 2: TCEH Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2010 and 2011
$ millions
Factor Q1 10 Q1 11
Net income (loss) 450 (301)
Income tax expense (benefit) 258 (155)
Interest expense and related charges 749 498
Depreciation and amortization 337 362
EBITDA 1,794 404
Adjustments to EBITDA (pre-tax):
Interest income (22) (27)
Amortization of nuclear fuel 37 37
Purchase accounting adjustments 44 38
EBITDA amount attributable to consolidated unrestricted subsidiaries - (2)
Unrealized net (gain) loss resulting from hedging transactions (993) 316
Amortization of ”day one” net loss on Sandow 5 power purchase agreement (5) -
Corp. depreciation, interest and income tax expense included in SG&A 2 3
Noncash compensation expense 7 -
Severance expense 3 -
Transition and business optimization costs 1 6
Transaction and merger expenses 4 11 11
Restructuring and other 5 (11) (17)
Expenses incurred to upgrade or expand a generation station 6 23 36
TCEH Adjusted EBITDA per Incurrence Covenant 891 805
Expenses related to unplanned generation station outages 59 58
Other adjustments allowed to determine Adjusted EBITDA per Maintenance Covenant 7 3 8
TCEH Adjusted EBITDA per Maintenance Covenant 953 871
1
Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
2
Impairment of assets includes impairment of land.
3
Excludes capitalized amounts.
4
Includes incentive compensation expenses and professional fees primarily for retail billing and customer care systems enhancements.
5
Includes costs related to the 2007 merger, the Sponsor Group management fee, outsourcing transition costs and costs related to certain growth initiatives.
6
Includes gains on termination of a long-term power sales contract and settlement of amounts due from a hedging/trading counterparty, and reversal of certain liabilities accrued in purchase accounting.
7
Reflects noncapital outage costs.
8
Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.
3
2

1 Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets.
Table 3: Oncor Adjusted EBITDA Reconciliation
Three Months Ended March 31, 2010 and 2011
$ millions
Factor Q1 10 Q1 11
Net income 79 65
Income tax expense 48 40
Interest expense and related charges 86 90
Depreciation and amortization 166 172
EBITDA 379 367
Interest income (10) (10)
Purchase accounting adjustments
1
(9) (8)
Transition and business optimization costs and other 2 2
Oncor Adjusted EBITDA 362 351